SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 5, 2003

(Date of earliest event reported)

IGN ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Commission File: 000-29121

DELAWARE	94-3316902
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3240 BAYSHORE BOULEVARD, BRISBANE, CA 94005

(Address of principal executive offices, including zip code)

(415) 508-2000

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On February 5, 2003, IGN Entertainment, Inc. announced its financial results for the quarter and year ended December 31, 2002. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number	Description

99.1	IGN Entertainment, Inc. Press Release dated February 5, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGN Entertainment, Inc.

/s/ Sean C. Deorsey
Sean C. Deorsey Director of Finance & Administration/ Corporate Controller

Date: February 6, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	IGN Entertainment, Inc. Press Release dated February 5, 2003.